Gabelli Global Small & Mid Cap Value Trust Form N-CSR/A

Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, John C. Ball, Principal Executive Officer of The Gabelli Global Small and Mid Cap Value Trust (the “Registrant”), certify that:

1.	The Form N-CSR/A of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 1, 2024	/s/ John C. Ball
John C. Ball, Principal Executive Officer

I, John C. Ball, Principal Financial Officer and Treasurer of The Gabelli Global Small and Mid Cap Value Trust (the “Registrant”), certify that:

1.	The Form N-CSR/A of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 1, 2024	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer